Exhibit 99.1

CytoDyn Urges Shareholders to Ignore Proxy Cards from Rosenbaum/Patterson Group

Shareholders Using the Group’s Proxy Card Risk Not Having Their Votes Counted at Annual Meeting

Federal Court Grants CytoDyn’s Motion for Expedited Discovery from the Rosenbaum/Patterson Group

Shareholders Do Not Need to Take Any Action at this Time

VANCOUVER, Washington – August 25, 2021 – The Board of Directors (the “Board”) of CytoDyn Inc. (OTCQB: CYDY) (“CytoDyn” or the “Company”), a late-stage biotechnology company developing leronlimab, a CCR5 antagonist with the potential for multiple therapeutic indications, today issued the following statement to shareholders:

“Shareholders may have received proxies from the activist group led by Paul Rosenbaum and Bruce Patterson (the “Rosenbaum/Patterson Group” or the “Group”) seeking your votes to take over a majority of the CytoDyn Board. We urge you to ignore these proxy cards. You will be receiving proxy materials from us in due course and you do not need to take any action at this time.

Troublingly, the Rosenbaum/Patterson Group has failed to disclose, in clear and prominent language, in its proxy materials, that shareholders using the Group’s proxy card risk being disenfranchised and not having their votes counted at all.

As we have publicly stated before, CytoDyn informed the Group on July 30, 2021 that its notice of the nomination of five director candidates for the 2021 Annual Meeting was invalid because it failed to comply with the Company’s by laws. Therefore, the Group’s director nominations will be disregarded, and no proxies or votes in favor of its nominees will be recognized or tabulated at the 2021 Annual Meeting.

Moreover, please do not be misled by the Group’s claim that “the SEC cleared [the Group] to file [its] definitive Proxy Statement.”1 According to the SEC’s proxy rules, the fact that a proxy statement has been filed with or examined by the SEC staff shall not be deemed a finding by the SEC that such proxy statement is accurate or complete or not false or misleading, or that the SEC has passed upon the merits of or approved any statement contained therein.2

The accuracy of the Group’s proxy statement is at issue in the pending litigation brought by CytoDyn in the U.S. District Court for the District of Delaware.3 The Rosenbaum/Patterson Group previously contended that they had supplemented their proxy statement and that no discovery should proceed because the lawsuit was moot. In a recent development in this case, however, yesterday the federal Court granted the Company’s Motion for Expedited Discovery and Expedited Proceedings, noting “the need for urgent action to avoid potential irreparable harm”. A copy of the Court’s order has been filed with the SEC on a Current Report on Form 8-K.

To reiterate, we urge shareholders to ignore the emails and mailings of the Rosenbaum/Patterson Group. Shareholders do not need to take any action at this time, and will be receiving our proxy materials in the coming weeks. To the extent shareholders have voted on the Group’s proxy card, they can vote on the Company’s proxy card once it becomes available to revoke their vote on the Group’s card. Only the latest-dated proxy card counts.

We will continue to update you on these matters as events warrant. Rest assured that we are focused on acting in the best interests of all shareholders as we work to secure approval for leronlimab and bring its lifesaving potential to market.”

[1]	Rosenbaum/Patterson Group DFAN14A filing, August 18, 2021, https://www.sec.gov/Archives/edgar/data/1175680/000110465921107396/tm2122498d10_dfan14a.htm.
[2]	Rule 14a-9(b)
[3]	Civil Action No. 21-cv-01139-MN

About CytoDyn

CytoDyn is a late-stage biotechnology company developing innovative treatments for multiple therapeutic indications using leronlimab, a novel humanized monoclonal antibody targeting the CCR5 receptor. CCR5 plays a critical role in the ability of HIV to enter and infect healthy T-cells and appears to be implicated in tumor metastasis and immune-mediated illnesses, such as NASH.

CytoDyn successfully completed a Phase 3 pivotal trial using leronlimab combined with standard antiretroviral therapies in HIV-infected patients who were heavily treatment-experienced individuals with limited treatment options. CytoDyn is working diligently to resubmit its BLA for this HIV combination therapy since receiving a Refusal to File in July 2020 and subsequently meeting with the FDA telephonically to address their written guidance concerning the filing. On July 1, 2021, CytoDyn announced that it had submitted a dose justification report to the FDA, an integral step in the resubmission process for its BLA. CytoDyn also completed a Phase 2b/3 investigative trial with leronlimab used as a once-weekly monotherapy for HIV-infected patients. CytoDyn plans to initiate a registration-directed study of leronlimab monotherapy indication. If successful, it could support a label expansion approval. Clinical results to date from two trials have shown that leronlimab can maintain a suppressed viral load in a sub-population of R5 HIV patients who chose to switch from their daily pills regimen to once-a-week subcutaneous dose of leronlimab. Several patients on leronlimab’s Phase 2b extension arm have remained virally suppressed for almost 7 years and many patients in our Phase 2b/3 investigative trial are passing two and some four years of monotherapy with suppressed viral load.

CytoDyn is also conducting a Phase 2 clinical trial with leronlimab in mTNBC, a Phase 2 basket trial in solid tumor cancers (22 different cancer indications), Phase 2 investigative trial for post-acute sequelae of SARS COV-2, also known as COVID-19 long haulers, and a Phase 2 clinical trial for NASH. CytoDyn has already completed a Phase 2 and Phase 3 trial for mild-to-moderate and severe-to-critical COVID-19 patients, respectively, for which CytoDyn did not meet its primary or secondary endpoints, except for the secondary endpoint in the critically ill subpopulation. More information is at www.cytodyn.com.

Forward-Looking Statements

This press release contains certain forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Forward-looking statements specifically include statements about leronlimab, its ability to provide positive health outcomes, the possible results of clinical trials, studies or other programs or ability to continue those programs, the ability to obtain regulatory approval for commercial sales, and the market for actual commercial sales. The Company’s forward-looking statements are not guarantees of performance, and actual results could vary materially from those contained in or expressed by such statements due to risks and uncertainties including: (i) the regulatory determinations of leronlimab’s efficacy to treat human immunodeficiency virus (“HIV”) patients with multiple resistance to current standard of care, COVID-19 patients, and metastatic Triple-Negative Breast Cancer (“mTNBC”), among other indications, by the U.S. Food and Drug Administration and various drug regulatory agencies in other countries; (ii) the Company’s ability to raise additional capital to fund its operations; (iii) the Company’s ability to meet its debt obligations; (iv) the Company’s ability to enter into partnership or licensing arrangements with third-parties; (v) the Company’s ability to identify patients to enroll in its clinical trials in a timely fashion; (vi) the Company’s ability to achieve approval of a marketable product; (vii) the design, implementation and conduct of the Company’s clinical trials; (viii) the results of the Company’s clinical trials, including the possibility of unfavorable clinical trial results; (ix) the market for, and marketability of, any product that is approved; (x) the existence or development of vaccines, drugs, or other treatments that are viewed by medical professionals or patients as superior to the Company’s products; (xi) regulatory initiatives, compliance with governmental regulations and the regulatory approval process; (xii) legal proceedings, investigations or inquiries affecting the Company or its products; (xiii) general economic and business conditions; (xiv)

changes in foreign, political, and social conditions; (xv) stockholder actions or proposals with regard to the Company, its management, or its board of directors; and (xvi) various other matters, many of which are beyond the Company’s control. The Company urges investors to consider specifically the various risk factors identified in its most recent Form 10-K, and any risk factors or cautionary statements included in any subsequent Form 10-Q or Form 8-K, filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any responsibility to update any forward-looking statements to take into account events or circumstances that occur after the date of this press release.

Important Information

CytoDyn intends to file with the SEC a definitive proxy statement and associated proxy card in connection with the solicitation of proxies for the Company’s 2021 Annual Meeting. Details concerning the nominees of the Company’s Board of Directors for election at the 2021 Annual Meeting will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to CytoDyn Inc. at 1111 Main Street, Suite 660, Vancouver, Washington 98660.

Participants in the Solicitation

The Company, its directors and certain of its executive officers will be deemed participants in the solicitation of proxies from stockholders in respect of the 2021 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2021, filed with the SEC on July 30, 2021, and the Company’s definitive proxy statement for the 2020 annual meeting, filed with the SEC on September 1, 2020. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the proxy statement for the 2020 annual meeting, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC, if and when they become available.

CONTACTS

Investors:

Cristina De Leon

Office: 360.980.8524

ir@cytodyn.com

Media:

Dan Zacchei / Joe Germani

Sloane & Company

dzacchei@sloanepr.com / jgermani@sloanepr.com